UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2004

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	000-25597 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

200 SW Market Street, Suite 1900
Portland, Oregon 97201
(address of Principal Executive Offices)(Zip Code)

(503) 546-2499
(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits
(c)	Exhibits.

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

Exhibit

(99)	Statistical Supplement

Item 9.  Regulation FD Disclosure

Attached as Exhibit 99 is a Statistical Supplement for the three years ended December 31, 2003 which is being provided to shareholders and others who have requested additional financial and statistical information from the Company that is not included in the Company's earnings release. This information is being furnished to satisfy Regulation FD, but is not deemed filed under the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: January 21, 2004	By:/s/ Kenneth E. Roberts Kenneth E. Roberts Assistant Secretary

UMPQUA HOLDINGS CORPORATION
Statistical Supplement
(in thousands, except share data and ratios: unaudited)

	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Years Ended December 31,
	2003	2003	2003	2003	2002	2002	2002	2002	2001	2001	2001	2001	2003	2002	2001
Income Statement Data
Interest income	$ 36,608	$ 35,927	$ 34,281	$ 35,317	$ 30,058	$ 24,052	$ 23,149	$ 23,065	$ 21,724	$ 22,568	$ 21,924	$ 21,821	$ 142,132	$ 100,325	$ 88,037
Interest expense	6,804	6,839	7,480	7,738	6,935	5,739	5,428	5,695	6,487	8,314	8,574	9,032	28,860	23,797	32,407
Net interest income	29,804	29,088	26,801	27,579	23,123	18,313	17,721	17,370	15,237	14,254	13,350	12,789	113,272	76,528	55,630
Provision for credit losses	1,075	1,050	950	1,475	1,384	900	600	1,004	1,750	617	496	327	4,550	3,888	3,190
Net interest income after provision for credit losses	28,729	28,038	25,851	26,104	21,739	17,413	17,121	16,366	13,487	13,637	12,854	12,462	108,722	72,640	52,440
Service fees	3,188	3,256	3,198	2,914	2,541	2,138	1,877	2,084	2,066	1,871	2,011	1,820	12,556	8,640	7,768
Brokerage fees & commissions	2,554	2,635	2,370	1,939	2,208	2,299	2,331	2,174	2,125	2,221	2,033	1,930	9,498	9,012	8,309
Mortgage banking revenue, net	1,200	3,160	2,834	4,279	3,989	1,190	2,216	1,679	2,195	861	1,375	675	11,473	9,073	5,106
Gain (loss) on sale of securities	2	10	2,136	7	6	396	(901)	2	8	26	20	156	2,155	(497)	210
Other income	760	455	1,100	1,045	412	682	478	541	732	334	562	377	3,361	2,113	2,005
Total noninterest income	7,704	9,516	11,638	10,184	9,156	6,705	6,001	6,480	7,126	5,313	6,001	4,958	39,043	28,341	23,398
Salaries and employee benefits	13,583	13,438	13,171	12,899	10,877	8,963	8,568	8,709	7,997	7,660	7,546	7,017	53,090	37,117	30,220
Premises and equipment	3,770	3,534	3,947	3,582	2,936	2,348	2,213	2,099	2,169	2,139	2,061	1,914	14,834	9,596	8,283
Other non interest expense	6,077	6,332	6,760	6,093	5,221	3,810	4,108	4,109	4,385	3,927	4,032	3,424	25,263	17,249	15,768
Total noninterest expense	23,430	23,304	23,878	22,574	19,034	15,121	14,889	14,917	14,551	13,726	13,639	12,355	93,187	63,962	54,271
Operating income before income tax & merger expense	13,003	14,250	13,611	13,714	11,861	8,997	8,233	7,929	6,062	5,224	5,216	5,065	54,578	37,020	21,567
Provision for income taxes	4,412	4,983	4,807	4,925	4,398	2,987	2,951	2,995	2,412	1,947	1,832	1,990	19,127	13,332	8,181
Net income before merger expenses	$ 8,591	$ 9,267	$ 8,804	$ 8,789	$ 7,463	$ 6,010	$ 5,282	$ 4,934	$ 3,650	$ 3,277	$ 3,384	$ 3,075	$ 35,451	$ 23,689	$ 13,387
Merger expenses net of tax benefit	-	251	672	409	748	-	-	973	4,241	-	110	486	1,332	1,721	4,837
Net income	$ 8,591	$ 9,016	$ 8,132	$ 8,380	$ 6,715	$ 6,010	$ 5,282	$ 3,961	$ (591)	$ 3,277	$ 3,274	$ 2,589	$ 34,119	$ 21,968	$ 8,550
Share Data(1)
Before Merger Expenses:
Basic earnings per common share	$ 0.30	$ 0.33	$ 0.31	$ 0.31	$ 0.31	$ 0.30	$ 0.26	$ 0.25	$ 0.19	$ 0.17	$ 0.18	$ 0.16	$ 1.25	$ 1.13	$ 0.71
Diluted earnings per common share	$ 0.30	$ 0.32	$ 0.31	$ 0.31	$ 0.31	$ 0.29	$ 0.26	$ 0.24	$ 0.19	$ 0.17	$ 0.18	$ 0.16	$ 1.24	$ 1.11	$ 0.70
After Merger Expenses:
Basic earnings per common share	$ 0.30	$ 0.32	$ 0.29	$ 0.30	$ 0.28	$ 0.30	$ 0.26	$ 0.20	$ (0.03)	$ 0.17	$ 0.17	$ 0.14	$ 1.21	$ 1.04	$ 0.46
Diluted earnings per common share	$ 0.30	$ 0.31	$ 0.28	$ 0.29	$ 0.28	$ 0.29	$ 0.26	$ 0.20	$ (0.03)	$ 0.17	$ 0.17	$ 0.14	$ 1.19	$ 1.03	$ 0.45
Tangible book value per common share	$ 5.61	$ 5.36	$ 5.10	$ 4.86	$ 4.55	$ 6.21	$ 5.93	$ 5.60	$ 5.49	$ 5.83	$ 5.70	$ 5.54	$ 5.61	$ 4.55	$ 5.49
Book value per common share	$ 11.23	$ 11.00	$ 10.77	$ 10.57	$ 10.30	$ 7.51	$ 7.23	$ 6.91	$ 6.78	$ 6.49	$ 6.28	$ 6.14	$ 11.23	$ 10.30	$ 6.78
Cash dividends per common share	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.03	$ 0.03	$ 0.03	$ 0.16	$ 0.16	$ 0.13
Ratio of dividends declared to net income	13.23%	12.59%	13.92%	13.50%	16.68%	13.39%	15.22%	20.32%	-133.90%	17.69%	17.64%	22.27%	13.29%	16.09%	29.53%
Shares outstanding	28,411,816	28,365,814	28,331,279	28,234,620	27,980,591	20,137,343	20,108,342	19,970,763	19,952,965	18,831,406	18,769,937	18,739,897	28,411,816	27,980,591	19,952,965
Basic weighted average shares of common stock outstanding	28,389,064	28,343,696	28,283,843	28,157,475	24,054,398	20,125,583	20,041,973	19,960,668	18,837,665	18,791,249	18,759,099	18,736,884	28,294,291	21,054,351	18,781,813
Common stock equivalents	413,101	359,195	384,083	412,669	309,762	273,213	276,731	243,474	270,288	274,579	218,513	196,459	371,779	251,686	224,536
Fully diluted weighted average shares of common stock outstanding	28,802,165	28,702,891	28,667,926	28,570,144	24,364,160	20,398,796	20,318,704	20,204,142	19,107,953	19,065,828	18,977,612	18,933,343	28,666,070	21,306,037	19,006,349
Balance Sheet Data (at period end)
Investment securities	$ 517,781	$ 422,973	$ 370,878	$ 374,000	$ 349,615	$ 272,007	$ 197,320	$ 191,189	$ 212,722	$ 210,829	$ 186,672	$ 213,472	$ 517,781	$ 349,615	$ 212,722
Loans & leases, gross (excl held-for-sale)	2,003,587	1,935,482	1,877,238	1,823,311	1,778,315	1,076,521	1,051,008	1,041,553	1,016,142	869,397	840,381	774,032	2,003,587	1,778,315	1,016,142
Less: Allowance for credit losses	25,352	25,312	25,316	24,538	24,731	15,038	14,698	14,271	13,221	10,831	10,467	10,093	25,352	24,731	13,221
Loans & leases, net (excl held-for-sale)	1,978,235	1,910,170	1,851,922	1,798,773	1,753,584	1,061,483	1,036,310	1,027,282	1,002,921	858,566	829,914	763,939	1,978,235	1,753,584	1,002,921
Intangible assets	159,585	160,012	160,547	161,181	160,967	26,105	26,117	26,169	25,841	12,463	10,964	11,208	159,585	160,967	25,841
Total assets	2,963,815	2,811,195	2,747,057	2,645,915	2,555,964	1,586,955	1,489,711	1,437,172	1,428,711	1,298,936	1,230,348	1,186,549	2,963,815	2,555,964	1,428,711
Total deposits	2,378,192	2,263,211	2,282,909	2,178,769	2,103,790	1,347,494	1,278,086	1,207,513	1,204,893	1,108,964	1,048,175	1,010,308	2,378,192	2,103,790	1,204,893
Total shareholders' equity	318,969	311,987	305,104	298,469	288,159	151,214	145,377	137,913	135,301	122,214	117,949	115,069	318,969	288,159	135,301
Balance Sheet Data (averages)
Gross loans and leases (w/o loans held for sale)	$ 1,945,568	$ 1,900,862	$ 1,827,360	$ 1,796,875	$ 1,410,341	$ 1,063,939	$ 1,041,251	$ 1,020,288	$ 901,767	$ 860,076	$ 825,013	$ 766,537	$ 1,868,165	$ 1,134,832	$ 838,348
Earning assets	2,499,933	2,412,628	2,296,639	2,223,745	1,829,405	1,406,057	1,286,561	1,269,298	1,160,424	1,153,474	1,081,933	1,051,934	2,359,142	1,449,250	1,111,941
Total assets	2,863,045	2,759,590	2,636,203	2,579,051	2,071,194	1,539,335	1,431,889	1,410,246	1,277,199	1,269,272	1,189,620	1,158,780	2,710,388	1,614,775	1,223,718
Total shareholders' equity	314,184	305,751	301,314	292,767	215,557	149,350	143,008	138,473	123,205	120,381	116,564	113,494	303,569	161,774	118,411
Other Financial Data
Total loan charge-offs	$ 1,591	$ 2,045	$ 466	$ 1,975	$ 1,760	$ 669	$ 234	$ 129	$ 1,346	$ 487	$ 164	$ 149	$ 6,077	$ 2,792	$ 2,146
Total loan recoveries	556	991	294	307	212	109	61	176	121	235	41	76	2,148	558	474
Net loan charge-offs (recoveries)	1,035	1,054	172	1,668	1,548	560	173	(47)	1,225	251	123	72	3,929	2,234	1,672
Loans 90 days past due and still accruing	927	533	1,112	963	3,243	520	2,559	2,166	311	398	304	296	927	3,243	311
Non-accrual loans	10,498	12,861	20,767	16,853	15,152	4,803	4,140	2,527	3,055	745	1,665	701	10,498	15,152	3,055
Total nonperforming loans	11,425	13,394	21,879	17,816	18,395	5,323	6,699	4,693	3,366	1,143	1,969	997	11,425	18,395	3,366
Other real estate owned	2,529	2,452	2,504	3,430	2,209	756	1,384	1,430	1,061	108	-	-	2,529	2,209	1,061
Nonperforming assets	13,954	15,846	24,383	21,246	20,604	6,079	8,083	6,123	4,427	1,251	1,969	997	13,954	20,604	4,427
Selected Ratios
Before Merger Expenses:
Return on average total assets (annualized)	1.19%	1.33%	1.34%	1.38%	1.43%	1.55%	1.48%	1.42%	1.13%	1.02%	1.14%	1.08%	1.31%	1.47%	1.09%
Return on average total shareholders' equity (annualized)	10.85%	12.02%	11.72%	12.17%	13.74%	15.97%	14.82%	14.45%	11.75%	10.80%	11.64%	10.99%	11.68%	14.64%	11.30%
Return on average tangible shareholders' equity (annualized)	22.10%	25.31%	25.19%	27.04%	23.76%	19.35%	18.14%	17.79%	13.92%	11.96%	12.87%	12.19%	24.80%	19.76%	12.59%
Efficiency ratio (3) - Umpqua Bank only	56.89%	55.94%	57.51%	54.98%	52.88%	55.08%	57.22%	58.35%	60.19%	60.78%	59.80%	60.29%	56.32%	55.58%	58.23%
Efficiency ratio (3)	62.10%	59.98%	61.55%	59.16%	58.23%	59.58%	61.83%	61.64%	64.16%	68.87%	69.30%	68.30%	60.70%	60.15%	67.52%
Non interest revenue to Total revenue (TE)	20.42%	24.49%	30.00%	26.69%	28.01%	26.42%	24.92%	26.78%	31.42%	26.66%	30.49%	27.41%	25.43%	26.65%	29.11%
Effective tax rate	33.93%	34.97%	35.32%	35.91%	37.08%	33.20%	35.84%	37.77%	39.79%	37.27%	35.12%	39.29%	35.05%	36.01%	37.93%
After Merger Expenses:
Return on average total assets (annualized)	1.19%	1.30%	1.24%	1.32%	1.29%	1.55%	1.48%	1.14%	-0.18%	1.02%	1.10%	0.91%	1.26%	1.36%	0.70%
Return on average total shareholders' equity (annualized)	10.85%	11.70%	10.83%	11.61%	12.36%	15.97%	14.82%	11.60%	-1.90%	10.80%	11.27%	9.25%	11.24%	13.58%	7.22%
Return on average tangible shareholders' equity (annualized)	22.10%	24.63%	23.27%	25.78%	21.38%	19.35%	18.14%	14.28%	-2.25%	11.96%	12.45%	10.26%	23.87%	18.33%	8.04%
Average yield on earning assets (2) (annualized)	5.85%	5.95%	6.05%	6.51%	6.61%	6.89%	7.33%	7.48%	7.54%	7.89%	8.25%	8.54%	6.08%	7.02%	8.04%
Interest expense to interest bearing liabilities(2)(annualized)	1.39%	1.47%	1.69%	1.78%	1.92%	2.12%	2.19%	2.32%	2.86%	3.67%	4.08%	4.45%	1.58%	2.12%	3.74%
Net interest spread (2)	4.45%	4.48%	4.36%	4.73%	4.69%	4.77%	5.14%	5.16%	4.67%	4.22%	4.17%	4.09%	4.50%	4.91%	4.30%
Interest expense to earning assets (annualized)	1.08%	1.12%	1.31%	1.41%	1.50%	1.62%	1.69%	1.82%	2.22%	2.86%	3.18%	3.48%	1.22%	1.64%	2.91%
Net interest margin (2) (annualized)	4.77%	4.82%	4.74%	5.10%	5.10%	5.27%	5.63%	5.66%	5.32%	5.03%	5.07%	5.06%	4.85%	5.38%	5.13%
Net interest margin (2) (annualized) - Umpqua Bank only	4.91%	4.98%	4.90%	5.27%	5.28%	5.27%	5.63%	5.66%	5.32%	5.03%	5.07%	5.06%	5.01%	5.44%	5.13%
Asset Quality Ratios
Allowance for possible loan and lease losses to ending total loans and leases	1.27%	1.31%	1.35%	1.35%	1.39%	1.40%	1.40%	1.37%	1.30%	1.25%	1.25%	1.30%	1.27%	1.39%	1.30%
Nonperforming loans to ending total loans and leases	0.57%	0.69%	1.17%	0.98%	1.03%	0.49%	0.64%	0.45%	0.33%	0.13%	0.23%	0.13%	0.57%	0.49%	0.33%
Nonperforming assets to ending total assets	0.47%	0.56%	0.89%	0.80%	0.81%	0.38%	0.54%	0.43%	0.31%	0.10%	0.16%	0.08%	0.47%	0.81%	0.31%
Net loan charge-offs (recoveries) to avg loans and leases (annualized)	0.21%	0.22%	0.04%	0.38%	0.44%	0.21%	0.07%	-0.02%	0.54%	0.12%	0.06%	0.04%	0.21%	0.20%	0.20%
Capital Ratio
Average shareholders' equity to average assets	10.97%	11.08%	11.43%	11.35%	10.41%	9.70%	9.99%	9.82%	9.65%	9.48%	9.80%	9.79%	11.20%	10.02%	9.68%
Year to Date Growth
Loans	12.67%	8.84%	5.56%	2.53%	75.01%	5.94%	3.43%	2.50%	35.12%	15.61%	11.75%	2.93%	12.67%	75.01%	35.12%
Deposits	13.04%	7.58%	8.51%	3.56%	74.60%	11.84%	6.07%	0.22%	21.27%	11.61%	5.50%	1.68%	13.04%	74.60%	21.27%
Total assets	15.96%	9.99%	7.48%	3.52%	78.90%	11.08%	4.27%	0.59%	23.26%	12.06%	6.14%	2.36%	15.96%	78.90%	23.26%
Mortgage Banking Revenue
Gain (loss) on origination and sale	1,208	2,424	4,867	4,985	4,904	2,377	1,892	1,662	2,053	1,639	1,643	937	13,484	10,834	6,272
Servicing income before accelerated amortization	299	318	323	253	227	207	193	177	132	113	102	110	1,193	804	457
Accelerated servicing right amortization	(527)	(1,222)	(1,056)	(709)	(670)	(343)	(169)	(160)	(225)	(117)	(168)	(117)	(3,514)	(1,342)	(627)
Sub total before mortgage servicing right (MSR) valuation change	980	1,520	4,134	4,529	4,461	2,241	1,916	1,679	1,960	1,635	1,577	930	11,163	10,296	6,102
MSR valuation change	220	1,640	(1,700)	(250)	(471)	(1,050)	300	-	235	(774)	(202)	(255)	(90)	(1,221)	(996)
Total Mortgage Banking Revenue	1,200	3,160	2,434	4,279	3,990	1,191	2,216	1,679	2,195	861	1,375	675	11,073	9,075	5,106
Mortrgage Servicing Right Asset
Gross Mortgage Servicing Right Asset	12,515	12,859	13,041	12,646	11,533	8,789	7,764	6,987	5,872	4,705	3,999	3,292	12,515	11,533	5,872
less: valuation reserve	(1,907)	(2,127)	(3,767)	(2,467)	(2,217)	(1,746)	(696)	(996)	(996)	(1,231)	(457)	(255)	(1,907)	(2,217)	(996)
Net Mortgage Servicing Right Asset	10,608	10,732	9,274	10,179	9,316	7,043	7,068	5,991	4,876	3,474	3,542	3,037	10,608	9,316	4,876
Net Mortgage Servicing Right Asset as % of serviced loan portfolio	0.91%	0.91%	0.77%	0.90%	0.91%	0.87%	0.98%	0.94%	0.91%	0.79%	0.92%	0.90%	0.91%	0.91%	0.91%

(1) Per share data has been adjusted for subsequent stock dividends and stock splits.
(2) Tax exempt interest income has been adjusted to a tax equivalent basis at a 35% effective tax rate beginning in 2001. Prior years at 34%.
(3) Efficiency ratio is noninterest expense divided by the sum of net interest income (tax equivalent basis) plus noninterest income.